SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

      Pursuant to Section 13 or 15 (d) of the Securities Exchange Act

                              November 1st, 2000
                                Date of Report
                     (Date of Earliest Event Reported)


                           PARA MAS INTERNET, INC.
          (Exact Name of Registrant as Specified in its Charter)

          7 East Redwood Street, 5th Floor, Baltimore, MD, 21202.
                  (Address of principal executive offices)

                               (410) 779-1006
                      Registrant's telephone number

        Nevada                                         59-3383240
(State of Incorporation)                    (IRS Employer Identification No.)

This  8K/A  is  being  filed  as  an  amendment  to an 8K filed on 11/06/2000 disclosing the acquisition of 68% of Para Mas Internet be International Bible Games, Inc. Included in this 8K/A are the necessary financials previously undisclosed in the initial 8K filing. The 8K filed on 11/06/2000 is hereby incorporated by reference in its entirety in this 8K/A.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)  Financial Statements of Business Acquired.

          Financial Statements of

          INTERNATIONAL BIBLE GAMES INC.
          (A Development Stage Enterprise)
          (Expressed in Canadian Dollars)

          Year       ended     October      31,    2000
          Period from inception on April 11, 1997 through October 31, 2000

INDEPENDENT AUDITORS' REPORT

To the Shareholders of
International Bible Games Inc.

We have audited the balance sheets of International Bible Games Inc. as of October 31, 2000 and 1999, and the statements of operations, stockholders' deficiency and cash flows for the years ended October 31, 2000 and 1999 and for the period from inception on April 11, 1997 through October 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Canadian generally accepted auditing standards and United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Bible Games Inc. as at October 31, 2000 and 1999 and the results of its operations and its cash flows for the year ended October 31, 2000 and 1999, and for the period from inception on April 11, 1997 through October 31, 2000 in accordance with United States generally accepted accounting principles.

"KPMG LLP"
KPMG LLP

Chartered Accountants

Vancouver, Canada
December 15, 2000

COMMENTS BY AUDITORS FOR U.S. READERS ON CANADA-U.S. REPORTING DIFFERENCE

United States reporting standards for auditors require the addition of an explanatory paragraph when the financial statements are affected by conditions and events that cast substantial doubt on the Company's ability to continue as a going concern, such as those described in note 2 to the financial statements. Our report to the shareholders dated December 15, 2000 is expressed in accordance with Canadian reporting standards which do not permit a reference to such events and conditions in the auditors' report when they are adequately disclosed in the financial statements.

"KPMG LLP"
KPMG LLP

Chartered Accountants

Vancouver, Canada
December 15, 2000

INTERNATIONAL BIBLE GAMES INC
(A Development Stage Enterprise)

Balance Sheets
(Expressed in Canadian Dollars)

October 31, 2000, with comparative figures for 1999

____________________________________________________________________________
                                                        2000             1999
_____________________________________________________________________________
ASSETS

Current assets:
   Cash and cash equivalents                       $  63,620        $    179
   Accounts receivable                                22,728              -
   Inventories                                        66,660              -
   __________________________________________________________________________
   Total current assets                              153,008             179

Equipment:
   Computers                                           5,685           2,194
   Computers under capital lease                       4,724           4,724
   __________________________________________________________________________
                                                      10,409           6,918
   Less: accumulated depreciation and amortization     3,325           1,038
   __________________________________________________________________________
   Net equipment                                       7,084           5,880
_____________________________________________________________________________
Total assets                                        $160,092        $  6,059
_____________________________________________________________________________

Liabilities and Stockholders' Deficiency

Current liabilities:
     Trade accounts payable                         $121,355        $140,425
     Accrued expenses                                136,997          41,753
     Current instalments of obligations under
     capital leases (note 5)                           1,581           1,346
     Current instalments of long-term debt (note 6)   38,063              -
     Current instalments of shareholders'
     loans (note 7)                                  159,862         154,487
     ________________________________________________________________________
     Total current liabilities                       457,858         338,011

Convertible debenture (note 8)                       456,750         441,390

Obligations under capital leases,
  excluding current instalments (note 5)               1,693           3,275
_____________________________________________________________________________
Total liabilities                                    916,301         782,676

Stockholders' deficiency:
  Common stock, without par value.
    Authorized: 100,000,000 common shares (note 9)
    Issued: 8,924,033 common shares (128,790-1999) 1,241,708          86,543
  Share subscriptions received (note 9)                   -          621,096
  Deficit accumulated during the development
    stage                                         (1,997,917)     (1,484,256)
  ___________________________________________________________________________
  Total stockholders' deficiency                    (756,209)       (776,617)

Future operations (note 2)
Commitments and contingency (note 13)
Subsequent event (note 16)
_____________________________________________________________________________
Total liabilities and stockholders' deficiency    $  160,092       $   6,059
_____________________________________________________________________________
See accompanying notes to financial statements.

INTERNATIONAL BIBLE GAMES INC.
(A Development Stage Enterprise)

Statements of Stockholders' Deficiency
(Expressed in Canadian Dollars)


         ____________________________________________________________________________________________________
                                                                               Deficit
                                                             Share         accumulated         Total
                                    Common Stock      subscription          during the  stockholders'
                                   Number   Amount        received   development stage    deficiency
_____________________________________________________________________________________________________


Net loss, period from April 11,
  1997 to November 23, 1997        -    $   -     $   -       $      (181,917)     $     (181,917)

Common shares:
  Issued for cash                     100       25    -              -                         25

Fully paid share subscriptions
  received (note 8)                -        -         191,246        -                    191,246

Share issuance costs               -        -            (500)       -                       (500)
_____________________________________________________________________________________________________
Balance, November 23, 1997            100       25    190,746        (181,917)              8,854

Net loss                           -        -         -              (588,685)           (588,685)

Common shares:
   Issued on
     November 24, 1997
     at $0.75 per share            16,670   12,503     (12,503)       -                   -

   Issued on
     November 24, 1997
     at $0.25 per share            20,000    5,000      (5,000)       -                   -

   Issued for cash on
     March 18, 1998
     at $0.75 per share            13,340   10,005     (10,005)       -                   -

Fully paid share subscriptions
  received (note 8)                -        -          359,382        -                    359,382

Share issuance costs               -        -          (14,875)       -                    (14,875)
___________________________________________________________________________________________________
Balance, October 31, 1998          50,110   27,533     507,745        (770,602)           (235,324)

Net loss                           -        -          -              (713,654)           (713,654)

Common shares:

   Issued on January 20, 1999
    at $0.75 per share             26,670   20,003     (20,003)       -                   -
   Issued on April 23, 1999
    at $0.75 per share             12,000    9,000      (9,000)       -                   -
   Issued on August 27, 1999
    at $0.75 per share             26,670   20,002     (20,002)       -                   -
   Issued on October 28, 1999
    at $0.75 per share             13,340   10,005     (10,005)       -                   -

Fully paid share subscriptions
  received (note 8)                -        -          183,289        -                   183,289

Share issuance costs               -        -          (13,428)       -                   (13,428)

Conversion of promissory note      -        -            2,500        -                     2,500
____________________________________________________________________________________________________
Balance, October 31, 1999          128,790   86,543    621,096       (1,484,256)         (776,617)

INTERNATIONAL BIBLE GAMES INC.
(A Development Stage Enterprise)

Statements of Operations
(Expressed in Canadian Dollars)

____________________________________________________________________________________________________
                                                                                         Period from
                                                                                        inception on
                                            Year                                            April 11
                                           ended                 Year ended             1997 through
                                     October 31,                 October 31,             October 31,
                                            2000                        1999                    2000
____________________________________________________________________________________________________

Revenue                              $  18,887                   $    -                  $   18,887

Cost of goods sold                      12,679                        -                      12,679
____________________________________________________________________________________________________
Gross profit                             6,208                        -                       6,208

Expenses (income):
   Automotive                            7,823                      7,919                    27,355
   Bank charges                          1,521                        410                     2,527
   Depreciation and amortization         2,288                      1,038                     3,326
   Financing costs (note 11)               -                          -                     158,540
   Foreign exchange losses (gains)      20,735                     (7,518)                   13,217
   Licenses, dues and fees                 423                        -                         884
   Office and general                   13,048                      7,569                    28,059
   Professional fees                    45,781                     13,654                    86,991
   Rent                                  3,600                      3,600                    15,135
   Research and development            283,710                    677,908                 1,512,769
   Settlement of lawsuit (note 9)      125,000                        -                     125,000
   Telephone                             3,394                      3,195                    11,897
   Travel                               12,546                      5,879                    18,425
   _________________________________________________________________________________________________
                                       519,869                    713,654                 2,004,125
____________________________________________________________________________________________________
Net loss                            $  513,661              $     713,654       $         1,997,917
____________________________________________________________________________________________________

See accompanying notes to financial statements.

INTERNATIONAL BIBLE GAMES INC.
(A Development Stage Enterprise)

Statements of Stockholders' Deficiency
(Expressed in Canadian Dollars)

____________________________________________________________________________________________________
                                                                              Deficit
                                                           Share          accumulated          Total
                                 Common Stock      subscriptions           during the   stockholders'
                                Number   Amount         received    development stage     deficiency
_____________________________________________________________________________________________________
Balance, October 31, 1999      128,790 $ 86,543   $ 621,096      $ (1,484,256)     $   (776,617)

Net loss                         -         -            -            (513,661)         (513,661)

Fully paid share subscriptions
  received (note 8)              -         -        447,834             -               447,834

Share issuance costs             -         -         (9,929)            -                (9,929)

Issued on September 27, 2000:
  At $0.001                  6,000,000     6,000        -               -                 6,000
  Share subscriptions
   converted (note 9)        2,572,048 1,125,036  (1,044,734)           -                80,302
  For services rendered at
   $0.25 per share               5,863     1,466        -               -                 1,466
  In lieu of commissions at
   $0.75 per share              40,000    30,000        -               -                30,000
  As a bonus at $0.25 per
   share                        40,000    10,000        -               -                10,000

Issued on October 31, 2000:
  Share subscriptions
   converted (note 9)          137,332    52,999     (52,999)           -                    -

Cost incurred related to
  converted share subscriptions    -     (38,732)     38,732            -                    -

Stock issued in lieu of
  commissions and therefore
  netted against share capital     -     (30,000)       -               -               (30,000)

Share issued costs                 -      (1,604)       -               -                (1,604)
________________________________________________________________________________________________
Balance, October 31, 2000    8,924,033 1,241,708        -          (1,997,917)         (756,209)
________________________________________________________________________________________________

See accompanying notes to financial statements.


INTERNATIONAL BIBLE GAMES INC.
(A Development Stage Enterprise)

Statements of Cash Flows
(Expressed in Canadian Dollars)

_______________________________________________________________________________________________
                                                                                    Period from
                                                                                   inception on
                                                 Year                                 April 11,
                                                ended           Year ended         1997 through
                                          October 31,          October 31,          October 31,
                                                 2000                 2000                 2000
________________________________________________________________________________________________
Cash flows from operating activities      $  (513,661)         $  (713,654)        $ (1,997,917)
  Net loss
  Items not affecting cash:
     Depreciation and amortization              2,288                1,038                3,325
     Foreign exchange loss (gain)              20,735               (7,518)              13,217
     Financing costs                                -                  -                158,540
     Acquisition of DTG Marketing Inc. (note 4)     -                  -                181,000
     Deferred development costs                11,466                  -                 11,466
  Changes in non-cash working capital:
     Due from director                              -                7,060                   -
     Accounts receivable                      (22,728)                 -                (22,728)
     Inventory                                (66,660)                 -                (66,660)
     Trade accounts payable                   (19,070)             105,418              121,355
     Accrued expenses                          95,244               (3,071)             136,997
________________________________________________________________________________________________
Net cash used in operating activities        (492,386)            (610,727)          (1,461,405)

Cash flows from investing activities:
  Purchase of property and equipment           (3,492)              (2,194)              (5,685)
  ______________________________________________________________________________________________
  Net cash used in investing activities        (3,492)              (2,194)              (5,685)

Cash flows from financing activities:
  Proceeds from issuance of promissory
   notes payable                                     -                  -                 2,500
  Proceeds from issuance of share subscriptions      -             124,279              307,859
  Share subscription costs                    (11,533)             (13,428)             (40,336)
  Proceeds from issue of long-term debt        38,063                   -               200,068
  Principal payments under capital
   lease obligations                           (1,347)                (103)              (1,450)
  Proceeds from issuance of common stock      534,136               59,010              620,679
  Proceeds from issuance of convertible
   debenture                                         -             441,390              441,390
  _____________________________________________________________________________________________
  Net cash provided by financing activities   559,319              611,148            1,530,710
_______________________________________________________________________________________________
Net increase (decrease) in cash                63,441               (1,773)              63,620

Cash and cash equivalents, beginning of period    179                1,952                    -
_______________________________________________________________________________________________
Cash and cash equivalents, end of period    $  63,620            $     179          $    63,610
_______________________________________________________________________________________________

Supplemental informtion (note 10)

See accompanying notes to financial statements.



INTERNATIONAL BIBLE GAMES INC.
(A Development Stage Enterprise)

Notes to Financial Statements
(Expressed in Canadian Dollars)

1.  Description of business:

International Bible Games Inc. ("International") was originally incorporated on April 11, 1997 under the laws of British Columbia. Effective November 24, 1997, International and D.T.G. Marketing Inc. ("DTG"), a company with common shareholders, originally incorporated as 671939 Alberta Ltd. on October 19, 1995 under the laws of Alberta, amalgamated to form a new company, also named International Bible Games Inc. (the "Company"). Under the amalgamation, the shareholders of International received one common voting share of the Company for every share held (note 4) and the shareholders of DTG received two allotted but unissued common voting shares of the Company in exchange for each of their shares held. After the amalgamation, the former shareholder of International held all the Company's outstanding common shares. The
Company's primary business activity is the development, marketing and distribution of family oriented and educational Christian Bible-based board games and CD ROMs. The Company is considered to be in the development stage as the Company has not generated any significant revenues and is continuing to develop its business.

2.  Continuing operations:

These financial statements have been prepared by management on a going concern basis, which assumes the realization of assets and the discharge of liabilities and commitments in the normal course of business. Certain conditions, discussed below, currently exist which raise substantial doubt upon the validity of this assumption. The financial statements do not
include   any  adjustments  that  might  result  from  the  outcome  of  this uncertainty.

The application of the going concern concept is dependent upon the market's acceptance of the Company's products and services and the Company's ability to secure sufficient financing to continue development of its business and ultimately enter into profitable third party distribution agreements. The company has incurred losses and negative cash flows from operating activities in each reporting period and at October 31, 2000 had a stockholders' deficit of $756,209 and an excess of current liabilities over current assets of $304,850. There can be no assurance that the Company's products and services will be able to secure market acceptance or that sufficient profitable distribution agreements will be secured. Continued financial support from shareholders, related parties and external sources will be required to continue operations. Management is of the opinion that sufficient working capital will be obtained from financing and from operations to meet the Company's liabilities and commitments. Failure to receive sufficient financing will result in reductions in the Company's operations.

3.  Significant accounting policies and practices:

The  financial  statements  have  been  prepared in accordance with generally
accepted   accounting  principles  in  the  United  States.  The  significant accounting policies are as follows;

(a)  Cash and cash equivalents:

     Cash and cash equivalents include short-term deposits, which are all highly liquid investments with original maturities of three months or less when acquired.

(b)  Equipment:

     Equipment is stated at cost. The cost of computers under capital leases equals the present value of minimum lease payments. Depreciation and amortization are calculated using the declining-balance method at the following annual rates:

     ________________________________________________________________________
     Asset                                                               Rate
     ________________________________________________________________________
     Computers                                                            30%
     Computers under capital lease                                        30%
     ________________________________________________________________________

(c)  Research and development costs:

     Research and development costs are expensed as incurred.

(d)  Income taxes:

     Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.
     Deferred tax assets are reduced by a valuation allowance when the recoverability of the asset is not considered to be more likely than not.

(e)  Use of estimates:

     The preparation of the financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

(f)  Impairment of long-lived assets:

     The Company assesses the recoverability of its long-lived assets by determining whether the carrying value of the long-lived assets can be recovered over their remaining life through undiscounted future operating cash flows. The amount of impairment, if any, is measured based on projected discounted future operating cash flows using a discount rate reflecting the Company's average cost of funds. The assessment of the recoverability will be impacted if estimated future operating cash flows are not achieved. Through the date of these financial statements, no impairment charges have been recognized.

(g)  Translation of foreign currencies:

     The functional and reporting currency for the Company is the Canadian dollar. Exchange gains and losses resulting from the remeasurement of foreign denomination monetary assets and liabilities in Canadian dollars are reflected in earnings for the period.

     To the date of these financial statements, the Company has not entered into derivative or other instruments to mitigate the risk of foreign currency fluctuations.

(h)  Stock options:

     The Company has granted no stock options to employees or directors of the Company. The terms of future options and option prices will be fixed by the directors subject to restrictions imposed by any stock exchange on which the common shares will be listed for trading. Stock options granted to employees will be accounted for in accordance with Accounting Principles Board (APB) Opinion No. 25 "Accounting for Stock Issued to Employees" and related interpretations, whereby the excess, if any, of the market value at the date of grant over the exercise price will be recorded as compensation expense over the vesting period and recognized. Fully paid share subscriptions or shares provided to non-employees for services will be recorded at the fair value of the equity instrument issued.

(i)  Inventory:

     Inventory is recorded at lower of manufacturing and shipping cost and net realizable value.

(j)  Revenue recognition:

     Revenue is recognized when goods are shipped to customers from Company warehousing facilities.

4.  Acquisition of DTG Marketing Inc.:

The amalgamation of International and DTG on November 24, 1997 has been accounted for by the purchase method with International identified as the acquirer (see also note 1). DTG Marketing Inc. has raised share capital of $181,000, all of which had been expended. DTG's obligation to issue shares was assumed by International on amalgamation. The cost of the acquisition of DTG was based upon the estimated fair value of the assets acquired of $181,000.

The purchase price was allocated to the assets and liabilities assumed based upon their fair values as follows:

   In-process research and development                            $   181,000
   __________________________________________________________________________

Consideration:

   Fully paid share subscriptions                                 $   181,000
   __________________________________________________________________________

The portion of the purchase price allocated to in-process research and development for the Destination, Thee Bible Game was charged to income upon acquisition and has been included in the research and development expenses presented for the period from inception on April 11, 1997 through October 31, 2000.

5.  Leases:

The Company is obligated under a capital lease for a computer that expires at August 31, 2002. At October 31, 2000, the gross amount of equipment recorded under this capital lease was $4,724 and accumulated authorization amounts to $1,913.

Amortization of assets held under this capital lease is included with depreciation expense.

Future minimum capital lease payments as of October 31, 2000 are:

_____________________________________________________________________________
Year ending October 31:
    2001                                                          $  1,996
    2002                                                             1,830
_____________________________________________________________________________
Total minimum lease payments                                         3,826
Less:  amounts representing interest                                   552
_____________________________________________________________________________
Present value of net minimum capital lease payments                  3,274
Less:  current installments of obligations under capital leases      1,581
_____________________________________________________________________________
Obligations under capital leases, excluding current installments  $  1,693

6.  Long-term debt:

_____________________________________________________________________________
                                                              2000      1999
_____________________________________________________________________________

Unsecured, non-interest bearing United States
  currency loan without specific terms of repayment.
  The loan outstanding at October 31, 2999 totals
  U.S. $25,000                                           $  38,063        -
_____________________________________________________________________________

7.  Shareholders' loans:

_____________________________________________________________________________
                                                              2000      1999
_____________________________________________________________________________

Unsecured, non-interest bearing United States
  currency loan due at such time as revenues from
  the sale of board games are sufficient to pay such
  loans provided repayment does not impair working
  capital.  The loan outstanding at October 31, 2000
  and October 31, 1999 total U.S. $105,000                $159,862   $154,487
_____________________________________________________________________________

8.  Convertible debenture:

On April 9, 1999, the Company issued a U.S. $300,000 convertible promissory note, which was converted to a convertible debenture on April 30, 1999. The convertible debenture carried with it the right to convert into common shares in the captial stock of a U.S. company to be incorporated or acquired by the Company. If the U.S. company is a public company, 300,000 common shares having an issue price of $1.00 U.S. per share will be issued, subject to renegotiation of the issue price should this be necessary to comply with regulatory requirements. The convertible debenture is unsecured and repayable on demand. If the principal of the loan is not converted to share capital, interest will accrue on the balance of the loan at 10% per annum. As at December 15, 2000, the loan had not been converted to common shares. The debenture holder has expressed the intention to do so once a U.S. company is so incroporated or acquired.

9.  Stockholders' deficiency:

Share subscriptions received:

All shares susbcriptions have been converted into common shares.

____________________________________________________________________________________________________
                                    Share
                            subscriptions
                         to DTG Investors        Shares at       Shares at                Share
                             at prices of     subscription    subscription   Total subscription
                              $0.01-$0.25   price of $0.25  price of $0.75  shares     received
____________________________________________________________________________________________________
                              #             #               #               #          #
Received in the period
  from April 11, 1997
  to November 23, 1997        -             220,000         181,661         401,661    191,246
Share issuance costs          -                 -               -               -         (500)
___________________________________________________________________________________________________
Balance, November 23, 1997    -             220,000         181,661         401,661    190,746

Subscriptions issued on
  amalgamation (note 4)       1,100,000         -               -         1,100,000    181,000
Received (issued) in the
  year ended October 31,
  1998, net                     (20,000)    220,000         134,499         334,499    150,874
Share issuance costs           -                -               -               -      (14,875)
___________________________________________________________________________________________________
Balance, October 31, 1998     1,080,000     440,000         316,160       1,836,160    507,745

Received in the year
  ended October 31, 1999, net  -                -           165,705         165,705    124,279
Conversion of promissory note  -                -             3,333           3,333      2,500
Share issuance costs           -                -                -              -      (13,428)
___________________________________________________________________________________________________
Balance, October 31, 1999     1,080,000     440,000         485,198       2,005,198    621,096

Received in the period
  ended July 31, 2000          -                -           597,112         597,112    447,834
Share issuance costs           -                -                -              -       (9,929)

Shares issued on
 September 27, 2000          (1,080,000)   (340,000)     (1,044,978)     (2,464,978) (1,044,734)

Shares issued on
 October 31, 2000              -           (100,000)        (37,332)       (137,332)    (52,999)

Share subscription issued
 cost transferred to
 issued shares                 -                -                 -             -        38,732
___________________________________________________________________________________________________
Balance, October 31, 2000      -                -                 -             -            -
___________________________________________________________________________________________________


Under the amalgamation described in note 1, the former shareholders of DTG received share subscriptions for 1,100,000 shares in the Company at no additional cost. In the event the Company files a prospectus in British Columbia, the Directors of the Company may require the shares to be subject to pooling restrictions on terms and conditions prescribed by the Board of Directors in the final prospectus. The subscriber have agreed to abide by such restrictions imposed upon the shares pursuant to a pooling agreement.

The Company has settled with a former Director to pay him $125,000 over the three months ended February 28, 2001 in exchange for renunciation of any alloted shares, consulting fees claimed and the return of 100 common shares that the Director holds. The shares will be held in trust until the last payment has been made. Once the shares are returned they will be returned to the Treasury. The settlement obligation has been expensed in the year ended October 31, 2000.

10.  Supplementary Information:

__________________________________________________________________________________________
                                                                           Period from
                                                                          inception on
                                                 Year                         April 11,
                                                ended      Year ended      1997 through
                                           October 31,     October 31,      October 31,
                                                  2000            1999             2000
___________________________________________________________________________________________
Cash paid for:
 Interest                                     -                -                -
 Income taxes                                 -                -                -

Non-cash transactions:
 Issuance of fully paid shares provided
  in settlement of promissory note         36,269           2,500          38,769
 Increase in obligations under computer
  capital leaase                              -             4,724           4,724
 Issuance of fully paid share subscriptions   -                -          181,000
  to acquire DTG Marketing Inc.
 Issuance of full paid share susbscriptions
  financing costs (note 9)                    -                -          158,540
 Issuance of common shares for services
  rendered                                  1,466              -            1,466
 Issuance of common shares in lieu of
  commissions                              30,000              -           30,000
 Issuance of common shares for bonus       10,000              -           10,000
_____________________________________________________________________________________

11.  Financing costs:

Following the amalgamation with DTG Marketing Inc., certain former investors of DTG were granted a total of 420,000 share subscriptions in the Company as consideration for the length of time before repayment of the loan described in note 6. The value of the fully paid 420,000 shares subscription was $105,000.

12. Income taxes:

The  tax  effects  of  temporary  differences  that  give rise to significant
deferred   tax   assets   at   October  31, 2000  and  October  31, 1999  are
approximately as follows:
_____________________________________________________________________________
                                                            2000        1999
_____________________________________________________________________________
Deferred tax assets:
  Loss carry fowards expiring:
  2004                                                $   87,000   $   87,000
  2005                                                   195,000      195,000
  2006                                                   320,000      320,000
  2007                                                   225,000           -
_____________________________________________________________________________
Total gross deferred tax assets                          827,000      602,000
Less: valuation allowance                               (827,000)    (602,000)'
_____________________________________________________________________________

Net deferred tax assets                               $      -     $     -
_____________________________________________________________________________

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary difference become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment.
The amount of deferred tax assets considered realizable could change materially in the near term based on future taxable income during the carry forward period.

13.  Commitments:

The  Company  has  an  exclusive  worldwide  license  from Destination T.B.G.
Development and Marketing Corp. to manufacture, use, distribute, market and and sell "Destination, Thee Bible Game" pursuant to a license agreement dated
April 11, 1997.

The  Company is committed to pay the licensor a U.S. $2 royalty for the first
200,000 games sold in each of the first five years and 15% of the manufactured cost but not less than U.S. $1 for each game sold over 200,000 per year.

14.  Segmented information:

In the opinion of management, the Company operates in the Christian Bible-based board games and CD ROMs industry. The chief operating decision-making officer of the Company makes decisions about allocating resources based on this single operating segment.

Substantially all of the fixed assets of the Company are located in Canada.

15,  Related party transactions:

During the year, the Company was charged consulting fees by the directors of the Company in the amount of $140,000 (October 31,1 999 - $87,600).

16.  Subsequent event:

On  November  1,  2000,  the  Company entered into an agreement with Para Mas
Internet Inc., ("Para Mas"), a US public company.  Under this agreement, Para
Mas will purchase 100% of the oustanding common shares of the Company in exchange for common shares in Para Mas on the basis of one share of Para Mas
Internet Inc. for one share of the Company. The net effect will give the shareholders of the Company control of Para Mas. The Company purchased
30,000,000 issued and outstanding shares of Para Mas for $430,000 US cash payment. The agreement also provided for cancellation of 10,000,000 of the common shares on November 1, 2000. The purchase of the common shares was financed by the issue of a promissory note dated November 1, 2000 for $430,000 US without fixed terms of repayment and without interest until March
31, 2001. At April 1, 2001, the promissory note holder has the option to convert to a loan with interest at Royal Bank of Canada prime rate plus 1% with repayment due March 31, 2002 or to convert the promissory note to common stock of Para Mas at market price.

As Para Mas is currently inactive, this transaction, if completed as contemplated, will be accounted for as a recapitalization transaction, effectively as if the Company had issued common shares to acquire the net monetary assets of Para Mas.

(b)  Pro Forma Financial Information.

Condensed   Pro  Forma  Unaudited  Balance  Sheet  as  of  October  31,  2000
Condensed  Pro  Forma  Unaudited  Statement  of Losses as of October 31, 2000
Notes to Condensed Pro Forma Unaudited Financial Statements as of October 31,
2000


Para Mas Internet, Inc.
Condensed Pro Forma Unaudited Balance Sheet
(Expressed in U.S. Dollars)


                            Para Mas       International       Pro Forma           Pro Forma
                                               Bible          Adjustments        Consoldiated

         ASSETS           June 30, 2000  October 31, 2000                     October 31, 2000

Cash                      $          -     $     43,751                          $   43,751
Accounts receivable                  -           15,630                              15,630
Inventory                            -           45,842                              45,862
                               _______       __________                            ________
   Total current assets              -          105,223                             105,223

Computers                            -            7,158                               7,158
Less accumulated depreciation        -            2,286                               2,286
                                                  4,872                               4,872
                               _______       __________                            ________
                               $             $  110,095                            $ 110,095
                               =======       ==========                            ========

                 LIABILITIES AND DEFICIENCY IN STOCKHOLDER'S EQUITY

         LIABILITIES

Accounts payable and accrued
  expenses                    $  2,169       $  178,754                            $ 180,923
Current installments of long-
 term debt                           -           26,175                               26,175
Current installments of
 shareholder's loans                 -          109,937                              109,937
Notes Payable                   15,000                -            (4)  430,000      445,000
                               _______          _______                              _______
 Total current liabilities      17,169          314,866                              762,035

Convertible deventure                -          314,106                              314,106
Non Current Obligations under
 Capital Leases                      -            1,164                                1,164


DEFICIENCY IN STOCKHOLDERS' EQUITY

Common stock                   44,128           853,926            (2)  (853,926)     44,128
Preferred stock                68,400                 -                               68,400


Additional paid-in
 capital                    1,415,949                 -            (1) (1,545,646)
                                                                   (2)    853,926    724,229

Deficit accumulated during                                         (1)  1,545,646
 development stage         (1,545,646)         (1,373,967)         (4)   (430,000)(1,803,967)
Total deficiency in         __________          ___________                        __________
  Total deficiency in         (17,169)           (520,041)                          (967,210)
                           $        -          $  110,095                          $ 110,095
                           ==========           ===========                        ==========

See accompanying notes to pro forma financial information

Para Mas Internet, Inc.
CONDENSED PRO FORMA STATEMENT OF LOSSES
Year Ended October 31, 2000
(Expressed in U.S. Dollars)


                              Para Mas       International             Pro Forma      Pro Forma
                        From inception               Bible           Adjustments   Consolidated
                            Year ended          Year ended

                        June 30, 2000        October 31, 2000                      October 31, 2000

Revenue                 $        -           $       12,155                        $      12,155
Cost of goods sold               -                   (8,160)                              (8,160)
                         __________            _____________                        _____________
     Gross profit                -                    3,995                                3,995
Research and development         -                  182,595                              182,595
General and administrative  248,147                 151,991                              400,138
Organization expenses            -                       -         (3)  430,000          430,000
                         __________            _____________                        _____________
     Loss before taxes     (248,147)               (330,591)                          (1,008,738)
Income (taxes) benefit           -                       -                                    -
                         __________            _____________                        _____________


     Net Loss            $ (248,147)           $   (330,591)                        $ (1,008,738)
                         ===========           =============                        =============

  Loss per share:           $ (0.00)              $   (0.39)                            $   (0.02)
                            ========              ==========                            ==========

  Weight shares
    outstanding          44,127,569                 850,282
                         ==========                 =======
  Basic and diluted (restated
  and giving effect of re-
  capitalizaton)                                                                      44,127,569
                                                                                      ==========

See accompanying notes to pro forma financial informaton

Para Mas Internet, Inc.
Notes to Condensed ProForma Unaudited
Financial Statements.
October 31, 2000


The Proforma Unaudited Financial Statements have been prepared in order to present consolidated financial position and results of operations of Para Mas Internet, Inc. ("Para Mas") and International Bible Games, Inc. ("International Bible" or "Company") as if the acquisition had occurred as of November 1, 1999 (date of the beginning of International Bible's fiscal year). The accompanying Pro-Forma Unaudited Financial Statements are presented in U.S. dollars.

On November 1, 2000 International Bible completed an Agreement and Plan of Reorganization ("Agreement") with Para Mas, an inactive publicly-held shell corporation with no significant assets or operations, in a transaction accounted for using the purchase method of accounting. As a result of the acquisition and re-capitalization, there was a change in control of the public entity.

Effective with the Agreement, 30,000,000 shares of the 44,127,569 of the shares sisued and outstanding of Para Mas common stock were exchanged for all of the outstanding common stock of International Bible. The Company recorded the carryover historical basis of net tangible assets acquired, which did not differ materially from their fair value. In accordance with Accounting Principles Opinion No. 16, International Bible is considered the acquiring entity.

International Bible paid $430,000 for the Para Mas common stock in connection with this transaction. In accordance with Statement of Position No. 98-5, the Company expensed, as organization costs, the $430,000 which represents the excess of the purchase price of Para Mas over the net assets acquired.

The following is a description of the pro forma adjustments that have been made to the financial statements.

   (1)  To record the net effect of the acquisition of Para Mas.

        The significant components of this re-capitalization transaction are:

            Cash paid for stock                         $ 430,000
            Excess of liabilities assumed over
             assets acquired                               17,169
            Issuance of preferred stock                    68,400
            Issuance of common stock                       44,128
                                                          _______
             Total consideration paid                   $ 559,697
                                                        =========

   (2)  To  record  cancellation  of  8,924,033 shares of International Bible

   (3) To expense as organization costs $ 430,000 paid for the Para Mas stock acquired by International Bible on November 1, 2000

   (4) To record issuance of $ 430,000 promissory note on November 1, 2000 proceeds used to acquire the 30,000,000 shares of Para Mas common stock

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Para Mas Internet, Inc.

Don McFayden                           Secretary/Treasurer/Director
Mary Wiens                             Director

                                       /s/
                                       _________________________________
                                       Don McFayden, Secretary/Treasurer
                                       Date: 01/15/01

                                       /s/
                                       _________________________________
                                       Mary Wiens, Director
                                       Date: 01/15/01